3Q23 Financial Highlights O C T O B E R 1 7 , 2 0 2 3

2 • Revenue up 2% YoY – Fee revenue flat YoY – Net interest revenue up 10% YoY • Expense down 16% YoY, up 3%(b) excluding notable items • Provision for credit losses was $3mm • Average loans up 1% QoQ • Average deposits down 5% QoQ • Returned $0.8bn to common shareholders, including $450mm of common share repurchases ROE: 10.5% ROTCE: 20.5% Revenue Pre-tax income Pre-tax margin Returns Capital ratios T1L: 6.1% CET1: 11.4% EPS (a) $4.4bn 29% $1.22 $1.3bn (a) Represents a non-GAAP measure. See page 13 in the Appendix for the corresponding reconciliation of the non-GAAP measure of ROTCE. (b) Represents a non-GAAP measure. See page 13 in the Appendix for the corresponding reconciliation of the non-GAAP measure of expense growth excluding notable items. 3Q23 Financial Highlights

3Q23 Financial Results

$mm, except per share data or unless otherwise noted	3Q23	2Q23	3Q22	3Q23 vs. 2Q23	3Q23 vs. 3Q22
Fee revenue	$3,245	$3,257	$3,236	—%	—%
Investment and other revenue	113	97	117	N/M	N/M
Net interest revenue	1,016	1,100	926	(8)	10
Total revenue	**$4,374**	**$4,454**	**$4,279**	**(2)%**	**2%**
Provision for credit losses	3	5	(30)	N/M	N/M
Noninterest expense	3,089	3,111	3,679	(1)	(16)
Income before income taxes	**$1,282**	**$1,338**	**$630**	**(4)%**	**103%**
Net income applicable to common shareholders	**$956**	**$1,031**	**$319**	**(7)%**	**200%**
EPS	**$1.22**	**$1.30**	**$0.39**	**(6)%**	**213%**
Avg. common shares and equivalents outstanding (mm) – diluted	782	791	815	(1)%	(4)%
Operating leverage[(a)]				(109) bps	N/M
Pre-tax margin	**29%**	**30%**	**15%**		
ROE	10.5%	11.6%	3.5%		
ROTCE[(b)]	**20.5%**	**22.6%**	**7.5%**		

Noninterest expense vs. 3Q22: **Up 3%**[(c)] excluding notable items

EPS vs. 3Q22: **Up 5%**[(c)] excluding notable items

Operating leverage vs. 3Q22: **+43 bps**[(c)] excluding notable items

Notable items impacting the quarter

Increase / (decrease)	Revenue	Expense	EPS	
3Q23	2	46	$(0.05)	Impact of severance, litigation reserves and a disposal gain
2Q23	(1)	62	$(0.07)	Impact of litigation reserves, severance and a disposal loss
3Q22	37	714	$(0.81)	Impact of goodwill impairment, a disposal gain, severance expense and litigation reserves

(a) Note: See page 12 in the Appendix for corresponding footnotes.
(b) Represents a non-GAAP measure. See page 13 in the Appendix for the corresponding reconciliation of the non-GAAP measure of ROTCE.
(c) Represents a non-GAAP measure. See pages 13 and 14 in the Appendix for the corresponding reconciliation of the non-GAAP measures of expense growth, earnings per share growth, and operating leverage excluding notable items.
N/M – not meaningful.

3

BNY MELLON

4 3Q23 2Q23 3Q22 Consolidated regulatory capital ratios:(a) Tier 1 leverage ratio 6.1% 5.7% 5.4% Supplementary leverage ratio ("SLR") 7.2 7.0 6.3 Common Equity Tier 1 ratio – Advanced Approaches 11.4 11.1 10.1 Common Equity Tier 1 ratio – Standardized Approach 12.0 11.8 10.0 Consolidated regulatory liquidity ratios:(a) Liquidity coverage ratio ("LCR") 121% 120% 116% Net stable funding ratio ("NSFR") 136 136 N/A(b) ROE 10.5% 11.6% 3.5% ROTCE(c) 20.5 22.6 7.5 Cash dividends per common share $0.42 $0.37 $0.37 Common stock dividends ($mm) $333 $297 $303 Common stock repurchases ($mm) 450 448 2 Book value per common share $46.98 $46.35 $43.18 Tangible book value per common share(d) 24.66 24.17 21.55 Common shares outstanding (mm) 769 779 808 Capital and Liquidity Note: See page 12 in the Appendix for corresponding footnotes. N/A – not applicable.

5 3Q23 vs. $bn, avg. 3Q23 2Q23 3Q22 Deposits: Noninterest-bearing $52 (16)% (38)% Interest-bearing 210 (3) 3 Total deposits $262 (5)% (9)% Interest-earning assets: Cash and reverse repo 138 (11)% 5% Loans 64 1 (6) Investment securities: HQLA 107 (4)% (11)% Non-HQLA 24 (1) (11) Total investment securities 132 (4)% (11)% Total interest-earning assets $339 (6)% (4)% Net Interest Revenue and Balance Sheet Trends N e t I n t e r e s t R e v e n u e ( $ m m ) (8)% +10% • Avg. deposits of $262bn down 5% QoQ, in-line with expectations – Noninterest-bearing deposits 20% of total deposits, in-line with expectations • Avg. interest-earning assets of $339bn down 6% QoQ 926 1,100 1,016 3Q22 2Q23 3Q23 • Net interest revenue of $1,016mm down 8% QoQ, primarily reflecting changes in balance sheet size and mix, partially offset by higher interest rates

6 3Q23 vs. $mm, unless otherwise noted 3Q23 2Q23 3Q22 Staff $1,755 2% 5% Software and equipment 452 — 7 Professional, legal and other purchased services 368 (3) 1 Net occupancy 140 16 13 Sub-custodian and clearing 121 2 (2) Distribution and servicing 87 (6) (1) Bank assessment charges 37 (10) 6 Business development 36 (23) 6 Amortization of intangible assets 15 7 (12) Goodwill impairment — N/M N/M Other 78 (40) (35) Total noninterest expense $3,089 (1)% (16)% Noninterest Expense • Noninterest expense down 16% YoY, primarily related to the 3Q22 goodwill impairment associated with the Investment Management reporting unit – Excluding notable items(a), noninterest expense up 3%, primarily reflecting higher investments and revenue-related expenses, and the unfavorable impact of a weaker U.S. dollar, as well as the impact of inflation, partially offset by the favorable impact of efficiency savings and the impact of the Alcentra divestiture • Noninterest expense down 1% QoQ (a) Represents a non-GAAP measure. See page 13 in the Appendix for the corresponding reconciliation of the non-GAAP measure of expense growth excluding notable items. Up 3%(a) excluding notable items

7 3Q23 vs. $mm, unless otherwise noted 3Q23 2Q23 3Q22 Total revenue by line of business: Asset Servicing $1,593 (7)% —% Issuer Services 496 (7) 4 Total revenue $2,089 (7)% 1% Provision for credit losses 19 N/M N/M Noninterest expense 1,585 — 2 Income before income taxes $485 (24)% (7)% Fee revenue 1,424 (4)% —% Net interest revenue 600 (10) 12 Foreign exchange revenue 107 (14) (19) Securities lending revenue(a) 46 (2) (4) Financial ratios, balance sheet data and metrics: Pre-tax margin 23% (542) bps (196) bps AUC/A ($trn, period end)(b)(c) $32.3 (3)% 8% Deposits ($bn, avg.) $163 (6)% (8)% Market value of securities on loan ($bn, period end)(d) $406 (2)% (7)% • Total revenue of $2,089mm up 1% YoY – Asset Servicing flat YoY, primarily reflecting a 3Q22 disposal gain, lower foreign exchange revenue and a strategic equity investment loss, partially offset by higher net interest revenue and market values and net new business – Issuer Services up 4% YoY, primarily reflecting higher net interest revenue • Noninterest expense of $1,585mm up 2% YoY, primarily reflecting higher investments and the impact of inflation, partially offset by the favorable impact of efficiency savings • Income before income taxes of $485mm down 7% YoY Securities Services Note: See page 12 in the Appendix for the corresponding footnotes. N/M – not meaningful.

Market and Wealth Services

$mm, unless otherwise noted	3Q23	3Q23 vs. 2Q23	3Q22
Total revenue by line of business:			
Pershing	$699	2%	6%
Treasury Services	389	(3)	—
Clearance and Collateral Management	357	—	12
Total revenue	**$1,445**	**—%**	**6%**
Provision for credit losses	6	N/M	N/M
Noninterest expense	808	3	10
Income before income taxes	**$631**	**(4)%**	**—%**
Fee revenue	1,027	2%	5%
Net interest revenue	402	(4)	6

Financial ratios, balance sheet data and metrics:	3Q23	3Q23 vs. 2Q23	3Q23 vs. 3Q22
Pre-tax margin	44%	(197) bps	(256) bps
AUC/A ($trn, end of period)[(a)(b)]	$13.1	(2)%	9%
Deposits ($bn, avg.)	$84	(2)%	(7)%
Pershing:			
Net new assets (U.S. platform) ($bn)[(c)]	$23	N/M	N/M
Avg. active clearing accounts ('000)	7,979	—%	7%
Treasury Services:			
Avg. daily U.S. dollar payment volumes ('000)	234	—%	—%
Clearance and Collateral Management:			
Avg. tri-party collateral management balances ($bn)	$5,706	(6)%	5%

- **Total revenue** of $1,445mm **up 6% YoY**
  - **Pershing up 6% YoY**, primarily reflecting higher net interest revenue and higher fees on sweep balances, partially offset by lost business
    - > **Net new assets** of **$23bn**
    - > **Avg. active clearing accounts up 7% YoY**
  - **Treasury Services flat YoY**
  - **Clearance and Collateral Management up 12% YoY**, primarily reflecting higher clearance volumes and collateral management balances
- **Noninterest expense** of $808mm **up 10% YoY**, primarily reflecting higher investments and higher revenue-related expense, as well as the impact of inflation, partially offset by the favorable impact of efficiency savings
- **Income before income taxes flat**

Note: See page 12 in the Appendix for the corresponding footnotes.
N/M – not meaningful.

8

BNY MELLON

Investment and Wealth Management

$mm, unless otherwise noted	3Q23	3Q23 vs. 2Q23	3Q23 vs. 3Q22
Total revenue by line of business:			
Investment Management	$557	2%	(4)%
Wealth Management	270	1	(5)
Total revenue	**$827**	**2%**	**(4)%**
Provision for credit losses	(9)	N/M	N/M
Noninterest expense	672	(1)	(50)
Income before income taxes	**$164**	**27%**	**N/M**
Fee revenue	788	3%	(2)%
Net interest revenue	38	(3)	(33)

Financial ratios, balance sheet data and metrics:	3Q23	3Q23 vs. 2Q23	3Q23 vs. 3Q22
Pre-tax margin	20%	393 bps	N/M
Adjusted pre-tax operating margin – Non-GAAP[a]	22%	424 bps	N/M
AUM ($bn, end of period)[c]	$1,821	(4)%	3%
Loans ($bn, avg.)	$14	(3)%	(7)%
Deposits ($bn, avg.)	$14	(12)%	(21)%
Wealth Management:			
Client assets ($bn, end of period)[d]	$292	2%	14%

- **Total revenue** of $827mm **down 4% YoY**
  - **Investment Management down 4% YoY**, primarily reflecting the impact of the Alcentra divestiture and the mix of AUM flows, partially offset by higher performance fees and market values, and the favorable impact of a weaker U.S. dollar
  - **Wealth Management down 5% YoY**, primarily reflecting lower net interest revenue and changes in product mix, partially offset by higher market values
- **Noninterest expense** of $672mm **down 50% YoY**, primarily reflecting the impact of the 3Q22 goodwill impairment in the Investment Management reporting unit. **Excluding notable items**, noninterest expense **down 1%**[b] **YoY**, reflecting the impact of the Alcentra divestiture, partially offset by higher investments and the unfavorable impact of a weaker U.S. dollar
- **Income before income taxes** of $164mm
- **AUM** of $1.8trn **up 3% YoY**, primarily reflecting the favorable impact of a weaker U.S. dollar and higher market values, partially offset by the divestiture of Alcentra
- Wealth Management **client assets** of $292bn **up 14% YoY**, primarily reflecting higher market values and cumulative net inflows

(a) Adjusted pre-tax operating margin – non-GAAP is net of distribution and servicing expense. See page 15 in the Appendix for the corresponding reconciliation of this non-GAAP measure.
(b) Represents a non-GAAP measure. See page 16 in the Appendix for the corresponding reconciliation of the non-GAAP measure of expense growth excluding notable items.
Note: See page 12 in the Appendix for the corresponding footnotes (c) and (d).
N/M – not meaningful.

9
BNY MELLON

10 • Total revenue includes corporate treasury and other investment activity, including hedging activity which has an offsetting impact between fee and other revenue and net interest expense – YoY increase in total revenue primarily reflects debt extinguishment gains, partially offset by net securities losses • Provision for credit losses was a benefit of $13mm, primarily reflecting a reduction in reserves related to financial institutions • Noninterest expense decreased QoQ, primarily driven by lower litigation reserves $mm, unless otherwise noted 3Q23 2Q23 3Q22 Fee revenue $6 $(2) $28 Investment and other revenue 28 (16) (5) Net interest (expense) (24) (27) (47) Total revenue $10 $(45) $(24) Provision for credit losses (13) (25) (26) Noninterest expense 24 71 29 (Loss) before income taxes $(1) $(91) $(27) Other Segment

Appendix

12 Page 3 – 3Q23 Financial Results (a) Operating leverage is the rate of increase (decrease) in total revenue less the rate of increase (decrease) in total noninterest expense. Page 4 – Capital and Liquidity (a) Regulatory capital and liquidity ratios for September 30, 2023 are preliminary. For our CET1 ratio, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for September 30, 2023 and June 30, 2023 was the Advanced Approaches and for September 30, 2022 was the Standardized Approach. (b) The reporting requirement for the average NSFR became effective in 2Q23, inclusive of reporting the average 1Q23 ratio. (c) Represents a non-GAAP measure. See page 13 in the Appendix for the corresponding reconciliation of the non-GAAP measure of ROTCE. (d) Tangible book value per common share – Non-GAAP excludes goodwill and intangible assets, net of deferred tax liabilities. See page 15 in the Appendix for the corresponding reconciliation of this non-GAAP measure. Page 7 – Securities Services (a) Included in investment services fees reported in the Asset Servicing line of business. (b) September 30, 2023 information is preliminary. (c) Consists of AUC/A primarily from the Asset Servicing line of business and, to a lesser extent, the Issuer Services line of business. Includes the AUC/A of CIBC Mellon Global Securities Services Company (“CIBC Mellon”), a joint venture with the Canadian Imperial Bank of Commerce, of $1.5 trillion at Sept. 30, 2023, $1.6 trillion at June 30, 2023, and $1.4 trillion at Sept. 30, 2022. (d) Represents the total amount of securities on loan in our agency securities lending program. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $63 billion at Sept. 30, 2023, $66 billion at June 30, 2023 and $75 billion at Sept. 30, 2022. Page 8 – Market and Wealth Services (a) September 30, 2023 information is preliminary. (b) Consists of AUC/A from the Clearance and Collateral Management and Pershing lines of business. (c) Net new assets represent net flows of assets (e.g., net cash deposits and net securities transfers, including dividends and interest) in customer accounts in Pershing LLC, a U.S. broker-dealer. Page 9 – Investment and Wealth Management (c) September 30, 2023 information is preliminary. Excludes assets managed outside of the Investment and Wealth Management business segment. (d) September 30, 2023 information is preliminary. Includes AUM and AUC/A in the Wealth Management line of business. Footnotes

13 $mm 3Q23 2Q23 3Q22 Net income applicable to common shareholders of The Bank of New York Mellon Corporation — GAAP $ 956 $ 1,031 $ 319 Add: Amortization of intangible assets 15 14 17 Less: Tax impact of amortization of intangible assets 3 4 4 Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets — Non-GAAP $ 968 $ 1,041 $ 332 Average common shareholders’ equity $ 35,983 $ 35,769 $ 35,942 Less: Average goodwill 16,237 16,219 17,189 Average intangible assets 2,875 2,888 2,922 Add: Deferred tax liability — tax deductible goodwill 1,197 1,193 1,175 Deferred tax liability — intangible assets 657 660 660 Average tangible common shareholders’ equity — Non-GAAP $ 18,725 $ 18,515 $ 17,666 Return on common equity(a) — GAAP 10.5% 11.6% 3.5% Return on tangible common equity(a) — Non-GAAP 20.5% 22.6% 7.5% Return on Common Equity and Tangible Common Equity Reconciliation (a) Quarterly returns are annualized. Noninterest Expense Reconciliation – Impact of Notable Items 3Q23 vs. $mm 3Q23 3Q22 3Q22 Noninterest expense — GAAP $ 3,089 $ 3,679 (16) % Less: Severance 41 32 Litigation reserves 5 2 Goodwill Impairment — 680 Adjusted noninterest expense, ex-notables — Non-GAAP $ 3,043 $ 2,965 3%

14 3Q23 vs. 3Q23 3Q22 3Q22 Diluted earnings per common share — GAAP $ 1.22 $ 0.39 213% Less: Disposal gain (loss) (reflected in investment and other revenue) — 0.03 Less: Severance (0.04) (0.03) Litigation reserves (0.01) — Goodwill impairment — (0.82) Diluted earnings per common share, ex-notables — Non-GAAP $ 1.27 $ 1.21 5% Diluted Earnings per Share Reconciliation – Impact of Notable Items Operating Leverage Reconciliation – Impact of Notable Items 3Q23 vs. $mm 3Q23 3Q22 3Q22 Total revenue — GAAP $ 4,374 $ 4,279 2% Less: Disposal gain (loss) (reflected in investment and other revenue) 2 37 Adjusted total revenue — Non-GAAP $ 4,372 $ 4,242 3% Noninterest expense — GAAP $ 3,089 $ 3,679 (16) % Less: Severance 41 32 Litigation reserves 5 2 Goodwill impairment — 680 Adjusted noninterest expense, ex-notables — Non-GAAP $ 3,043 $ 2,965 3% Operating leverage — GAAP(a) N/M Operating leverage, ex. notables — Non-GAAP(a) 43 bps (a) Operating leverage is the rate of increase (decrease) in total revenue less the rate of increase (decrease) in total noninterest expense. N/M – not meaningful.

Book Value and Tangible Book Value Per Common Share Reconciliation

$mm, expect common shares and unless otherwise noted		2023 Sept. 30		2023 June 30		2022 Sept. 30
BNY Mellon shareholders' equity at period end — GAAP	$	40,966	$	40,933	$	39,737
Less: Preferred stock		4,838		4,838		4,838
BNY Mellon common shareholders' equity at period end — GAAP		36,128		36,095		34,899
Less: Goodwill		16,159		16,246		16,412
Intangible assets		2,859		2,881		2,902
Add: Deferred tax liability — tax deductible goodwill		1,197		1,193		1,175
Deferred tax liability — intangible assets		657		660		660
BNY Mellon tangible common shareholders' equity at period end — Non-GAAP	$	18,964	$	18,821	$	17,420
Period-end common shares outstanding (in thousands)		769,073		778,782		808,280
Book value per common share — GAAP	$	46.98	$	46.35	$	43.18
Tangible book value per common share — Non-GAAP		24.66		24.17		21.55

Pre-tax Operating Margin Reconciliation – Investment and Wealth Management Segment

$mm		3Q23		2Q23		3Q22
Income before income taxes — GAAP	$	164	$	129	$	(497)
Total revenue — GAAP	$	827	$	813	$	862
Less: Distribution and servicing expense		87		93		88
Adjusted total revenue, net of distribution and servicing expense — Non-GAAP	$	740	$	720	$	774
Pre-tax operating margin — GAAP[(a)]		20%		16%		(57)%
Adjusted pre-tax operating margin, net of distribution and servicing expense — Non-GAAP[(a)]		22%		18%		(64)%

(a) Income before income taxes divided by total revenue.

15

BNY MELLON

16 (a) Noninterest expense in 2022 increased by 13% year-over-year and by 8% excluding the impact of notable items and currency translation. 2022 vs. $mm 2022 2021 2021 Noninterest expense — GAAP $ 13,010 $ 11,514 13% Less: Severance 216 31 Litigation reserves 134 98 Goodwill impairment 680 — Less: Impact of changes in foreign currency exchange rates — 292 Noninterest expense, ex. notables and currency adjustment — Non-GAAP $ 11,981 $ 11,093 8% Noninterest Expense Reconciliation – Impact of Notable Items and Impact of Changes in Foreign Currency Exchange Rates (a) Investment and Wealth Management Segment – Noninterest Expense Reconciliation – Impact of Notable Items 3Q23 vs. $mm 3Q23 3Q22 3Q22 Noninterest expense — GAAP $ 672 $ 1,356 (50) % Less: Severance 5 (1) Goodwill impairment — 680 Adjusted noninterest expense, ex-notables — Non-GAAP $ 667 $ 677 (1) %

17 A number of statements in The Bank of New York Mellon Corporation’s (the “Corporation”) presentations, the accompanying slides and the responses to your questions may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “estimate,” “forecast,” “project,” “anticipate,” “likely,” “target,” “expect,” “intend,” “continue,” “seek,” “believe,” “plan,” “goal,” “could,” “should,” “would,” “may,” “might,” “will,” “strategy,” “synergies,” “opportunities,” “trends,” “ambition,” “objective,” “aim,” “future,” “potentially,” “outlook” and words of similar meaning may signify forward-looking statements. These statements relate to, among other things, the Corporation’s expectations regarding: capital plans including repurchases, strategic priorities, financial goals, organic growth, performance, organizational quality and efficiency, investments, including in technology and product development, capabilities, resiliency, risk profile, revenue, net interest revenue, fees, expenses, cost discipline, sustainable growth, currency fluctuations, innovation in products and services, client experience, company management, human capital management (including related ambitions, objectives, aims and goals), deposits, interest rates and yield curves, securities portfolio, taxes, business opportunities, divestments, volatility, preliminary business metrics and regulatory capital ratios and statements regarding the Corporation’s aspirations, as well as the Corporation’s overall plans, strategies, goals, objectives, expectations, outlooks, estimates, intentions, targets, opportunities, focus and initiatives. These forward-looking statements are based on assumptions that involve risks and uncertainties and that are subject to change based on various important factors (some of which are beyond the Corporation’s control). Actual outcomes may differ materially from those expressed or implied as a result of a number of factors, including, but not limited to, those discussed in “Risk Factors” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Annual Report”) and in other filings of the Corporation with the Securities and Exchange Commission (the “SEC”). Statements about the effects of the current and near-term market and macroeconomic outlook on the Corporation, including on its business, operations, financial performance and prospects, may constitute forward-looking statements. The timing, manner and amount of repurchases is subject to various factors, including our capital position, capital deployment opportunities, prevailing market conditions, legal and regulatory considerations, and our outlook for the economic environment. Preliminary business metrics and regulatory capital ratios are subject to change, possibly materially, as the Corporation completes its Quarterly Report on Form 10-Q for the quarter ended September 30, 2023. You should not place undue reliance on any forward-looking statement. All forward-looking statements speak only as of October 17, 2023, and the Corporation undertakes no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events. For additional information regarding the Corporation, please refer to the Corporation's SEC filings available at www.bnymellon.com/investorrelations. Non-GAAP Measures: In this presentation we discuss certain non-GAAP measures in detailing the Corporation’s performance, which exclude certain items or otherwise include components that differ from GAAP. We believe these measures are useful to the investment community in analyzing the financial results and trends of ongoing operations. We believe they facilitate comparisons with prior periods and reflect the principal basis on which the Corporation’s management monitors financial performance. Additional disclosures relating to non-GAAP measures are contained in the Corporation’s reports filed with the SEC, including the 2022 Annual Report, the third quarter 2023 earnings release and the third quarter 2023 financial supplement, and are available at www.bnymellon.com/investorrelations. Cautionary Statement